Exhibit 99.3

BIMINI MORTGAGE MANAGEMENT, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

AS OF SEPTEMBER 30, 2005

	BIMINI MORTGAGE MANAGEMENT, INC.	OPTEUM FINANCIAL SERVICES, LLC		DR (CR) PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA
ASSETS

Cash and cash equivalents	$130,089,802	$9,050,770	(c)	$48,500,000	$119,307,572
			(d)	(68,333,000)
Mortgage-backed securities	3,858,319,702	—			3,858,319,702
Mortgage loans held for sale	—	582,967,366	(b)	9,000,000	591,967,366
Investment in subordinated interest retained—at fair value	—	86,154,057			86,154,057
Trading securities—at fair value	—	3,906,000			3,906,000
Principal payments receivable	29,192,949	—			29,192,949
Mortgage servicing rights	—	102,160,556			102,160,556
Other assets	24,815,869	18,603,161	(a)	(1,547,516)	44,871,514
			(c)	3,000,000
Identified intangibles	—	—	(b)	3,000,000	3,000,000

TOTAL	$4,042,418,322	$802,841,910		$(6,380,516)	$4,838,879,716

LIABILITIES AND STOCKHOLDERS’ EQUITY

Lines of credit	—	$664,580,691	(d)	$50,000,000	$614,580,691
Repurchase agreements	$3,729,373,642	—			3,729,373,642
Drafts payable	—	15,088,034			15,088,034
Subordinated debt	51,550,000	7,500,000	(c)	(51,500,000)	103,050,000
			(d)	7,500,000
Loans from members	—	10,833,000	(d)	10,833,000	—
Deferred income tax liability	—	—	(b)	(30,000,000)	30,000,000
Accrued interest payable	20,104,380	—			20,104,380
Accounts payable and other liabilities	8,785,506	24,842,919			33,628,425
Total liabilities	3,809,813,528	722,844,644		(13,167,000)	4,545,825,172

MINORITY INTEREST	—	12,157			12,157

STOCKHOLDERS’ EQUITY:
Class A Preferred Stock	—	—	(a)	(1,800)	1,800
Class A Common Stock	20,397	—	(a)	(3,717)	24,114
Class B Common Stock	319	—			319
Class C Common Stock	319	—			319
Additional paid in capital	286,923,304	—	(a)	(60,432,076)	347,355,380
Other comprehensive loss	(52,470,499)	—			(52,470,499)
(Accumulated deficit) retained earnings	(1,869,046)	79,985,109	(b)	79,985,109	(1,869,046)
Total stockholders’ equity	232,604,794	79,985,109		19,547,516	293,042,387

TOTAL	$4,042,418,322	$802,841,910		$6,380,516	$4,838,879,716

See notes to pro forma condensed combined statements

BIMINI MORTGAGE MANAGEMENT, INC.

PRO FORMA CONDENSED COMBINED INCOME STATEMENT (UNAUDITED)

For the Nine Months Ended September 30, 2005

	BIMINI MORTGAGE MANAGEMENT, INC.	OPTEUM FINANCIAL SERVICES, LLC		PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA

REVENUES:
Interest income	$111,392,882	$41,357,599			$152,750,481
Interest expense	80,053,678	33,285,801	(g)	3,171,563	114,214,426
			(h)	(2,296,616)
Net interest margin	31,339,204	8,071,798			38,536,055

Gain on sales of mortgage loans and mortgage backed securities	1,993,457	80,234,817			82,228,274
Management fee income	—	1,680,132			1,680,132

Servicing fee income	—	17,555,455			17,555,455
Amortization of mortgage servicing rights	—	(15,900,623)			(15,900,623)
Impairment of mortgage servicing rights	—	(6,753,021)			(6,753,021)
Net servicing loss	—	(5,098,189)			(5,098,189)

Total net revenues	33,332,661	84,888,558			117,346,273

EXPENSES:
Salaries, commissions and benefits—net	3,925,044	28,787,573	(i)	(1,350,000)	31,362,617
Advertising and marketing	—	5,145,714			5,145,714
Valuation allowance	—	5,900,013			5,900,013
Other interest expense	—	9,062,786	(h)	(1,649,970)	7,412,816
Professional fees	—	3,347,366			3,347,366
Occupancy and related expenses	—	4,550,142			4,550,142
Depreciation	—	2,364,741			2,364,741
Amortization of identified intangibles	—	—	(e)	750,000	750,000
Other operating and administrative expense	2,406,108	14,265,573			16,671,681
Total operating expenses	6,331,152	73,423,908			77,505,090

Income before minority interest from continuing operations	27,001,509	11,464,650			39,841,183
Minority interest	—	60,243			60,243

Income from continuing operations before income taxes	27,001,509	11,524,893			39,901,426

Pro Forma Income Tax Expense [see Note (f)]:

Current tax expense (benefit)	—	(5,373,821	)(j)	1,158,646	(4,215,174)
Deferred tax expense (benefit)	—	9,983,778			9,983,778
Tax expense (benefit)	—	4,609,957			5,768,604

Income from continuing operations	$27,001,509	$6,914,936			$34,132,822

Basic and diluted income per Class A Common Share from continuing operations	$1.27				$1.28
Basic and diluted income per Class B Common Share from continuing operations	$1.27				$1.28

Weighted average number of Class A Common Shares outstanding used in computing per share amounts	20,864,842		(a)	3,717,242	26,382,084
			(a)	1,800,000
Weighted average number of Class B Common Shares outstanding used in computing per share amounts	319,388				319,388

See notes to pro forma condensed combined statements

BIMINI MORTGAGE MANAGEMENT, INC.

PRO FORMA CONDENSED COMBINED INCOME STATEMENT (UNAUDITED)

For the Twelve Months Ended December 31, 2004

	BIMINI MORTGAGE MANAGEMENT, INC.	OPTEUM FINANCIAL SERVICES, LLC		PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA

REVENUES:
Interest income	$49,633,548	$34,089,610			$83,723,158
Interest expense	22,157,947	16,971,769	(g)	4,228,750	41,108,466
			(h)	(2,250,000)
Net interest margin	27,475,601	17,117,841			42,614,692

Gain on sales of mortgage loans and mortgage backed securities	95,547	78,170,908			78,266,455
Management fee income	—	6,028,437			6,028,437

Servicing fee income	—	11,728,657			11,728,657
Amortization of mortgage servicing rights	—	(12,028,746)			(12,028,746)
Impairment of mortgage servicing rights	—	(4,248,410)			(4,248,410)
Net servicing loss	—	(4,548,499)			(4,548,499)
	—
Total net revenues	27,571,148	96,768,687			122,361,085

EXPENSES:
Salaries, commissions and benefits—net	2,497,600	31,687,212	(i)	(4,000,000)	30,184,812
Advertising and marketing	—	8,279,753			8,279,753
Valuation allowance	—	5,365,722			5,365,722
Other interest expense	—	4,299,532	(h)	(2,199,960)	2,099,572
Professional fees	329,514	4,068,958			4,398,472
Occupancy and related expenses	62,232	4,522,115			4,584,347
Depreciation	—	2,842,511			2,842,511
Amortization of identified intangibles	—	—	(e)	1,000,000	1,000,000
Other operating and administrative expense	1,824,892	11,036,372			12,861,264
Total operating expenses	4,714,238	72,102,175			71,616,453

Income before minority interest from continuing operations	22,856,910	24,666,512			50,744,632
Minority interest	—	286,543			286,543

Income from continuing operations before income taxes	22,856,910	24,953,055			51,031,175

Pro Forma Income Tax Expense [see Note (f)]:

Current tax expense (benefit)	—	(3,311,371	)(j)	2,100,000	(1,211,371)
Deferred tax expense (benefit)	—	13,292,593			13,292,593
Tax expense (benefit)	$—	9,981,222			12,081,222

Income from continuing operations	$22,856,910	$14,971,833			$38,949,953

Basic and diluted income per Class A Common Share from continuing operations	$1.97				$2.34
Basic and diluted income per Class B Common Share from continuing operations	$2.05				$2.34

Weighted average number of Class A Common Shares outstanding used in computing per share amounts	11,452,258		(a)	3,717,242	16,519,500
			(a)	1,800,000
Weighted average number of Class B Common Shares outstanding used in computing per share amounts	159,694				159,694

See notes to pro forma condensed combined statements

Notes to Pro Forma Financial Statements

(a)          Reflects the issuance of 3,717,242 shares of Class A Common Stock at $11.46 per share of Bimini Mortgage Management, Inc. (the “Company”) along with 1,800,000 shares of Class A Redeemable Preferred stock at $ 9.91 per share of the Company for the acquisition of 100% of the equity in Opteum Financial Services, LLC (“Opteum”)

Issuance of Preferred Stock, $0.001 par value	$1,800
Issuance of Class A Common Stock, $0.001 par value	3,717
Transaction costs (estimated)	1,547,516
Additional paid in capital	60,432,076
$61,985,109

(b)         Reflects purchase accounting adjustments as follows

Purchase Price (see (a) above)		$61,985,109

Net assets acquired at historical cost	79,985,109
Fair Value Adjustments:
Mortgage loans held for sale	9,000,000
Deferred taxes	(30,000,000)
Net tangible assets acquired		58,985,109
Identified intangibles		$3,000,000

Intangibles were identified in a preliminary allocation of fair value in accordance with statement of Financial Accounting Standard No. 141, Business Combinations, and may be subject to change upon completion of this allocation process and obtaining the final valuations of indentified intangibles.  Goodwill may be recorded to the extent the Company pays to the sellers a contingent earn-out of up to $17.5 million, payable partially in cash and partially in Class B Redeemable Preferred Shares over a five year period, based on achievement by Opteum of certain financial objectives.

(c )       Reflects the sale of $51.5 million of aggregate principal amount of Bimini Junior Subordinated Notes to Bimini Capital Trust II (“BCTII”) and the issuance of $50.0 million of trust preferred securities through BCTII and BCTII’s use of the proceeds together with the Company’s investment of $1.5 million to purchase $51.5 million of aggregate principal amount Junior Subordinate Notes.  The proceeds, coupled with $19.833 million cash, were used to fund the intercompany loan to Opteum for the purpose of retiring the debts described in Note (d) below.

Sale of Junior Subordinated Notes		$51,500,000
Less:	Investment in BCTII	(1,500,000)
	Transaction Costs	(1,500,000)
Net Proceeds		$48,500,000

(d)         Reflects repayment of outstanding debt amounts in connection with the acquisition, funded via the loan in Note (c) above.

Loans from members	$10,833,000
Subordinated note	$7,500,000
Citigroup Global Realty Inc.	50,000,000
Due to Bimini Mortgage Management, Inc.	$68,333,000	(eliminated in consolidation)

(e)          Reflects amortization of identified intangibles over an estimated life of three years using the straight line method. The Company is in the process of identifying intangible assets to be recorded, and not all such assets have been identified, nor have specific values or estimated useful lives been determined. The Company has engaged consultants to assist in the identification and valuation process.  Upon the completion of this process it is likely the value recorded on the Company’s balance sheet will change. Amortization of identified intangibles represents management’s best estimates which is based on estimated asset values and useful lives at this date.

Identified intangibles	$3,000,000
Estimated useful lives	3
Annual amortization expense	$1,000,000

(f)            Prior to the acquisition, Opteum was not a tax-paying entity as it was organized as an LLC. Beginning with the date of the acquisition, Opteum will be a tax-paying entity as a “taxable REIT subsidiary” pursuant to Federal income tax regulations.  The pro forma income tax adjustments reflect the approximate income tax impacts as if Opteum were a tax-paying entity during the periods presented.  The Company will continue to meet the REIT rules pursuant to Federal income tax regulations, and therefore will continue to not pay income taxes on its earnings.

(g)         Reflects the increase in interest expense associated with the issuance of the Bimini Junior Subordinated Notes and Trust Preferred Securities mentioned in Note (c) as of January 1, 2004.

Junior Subordinated Notes	$50,000,000
Fixed Interest Rate	7.8575%
Annual interest expense	$3,928,750

Transaction costs	$1,500,000
Amortization period of five years	5
Annual amortization expense	$300,000
TOTAL annual interest expense		$4,228,750

(h)         Reflects the reduction in interest expense associated with the repayment of the Citigroup Global Reality Inc note, the loan to members and the subordinated note as of January 1, 2004 as described in Note (d) above.

(i)             Reflects the effect of new compensation contracts with three senior executives of Opteum, which were entered into as part of the merger.  The adjustment reflects the effect of such salary reductions on the related expense.

(j)             Reflects the income tax effect of the reduction in interest expense at Opteum associated with the repayment of debt as described in Note (h) above, the amortization of intangibles [Note (e)] and reductions in salary expense [Note (i)].